EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT of 2002

In connection with the Quarterly Report of Washington Prime Group Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 26, 2017	/s/ Louis G. Conforti
Louis G. Conforti Chief Executive Officer and Director

Date:	October 26, 2017	/s/ Mark E. Yale
Mark E. Yale Executive Vice President and Chief Financial Officer